Liability for cash-settled share-based payments	6 Months Ended
Jun. 30, 2025
Liability for cash-settled share-based payments
Liability for cash-settled share-based payments

16.Liability for cash-settled share-based payments

During the period ended 30 June 2025, MAC’s Board resolved that, in case of the Scheme (refer Note 1) becoming legally effective, all outstanding restricted stock units (“RSUs”) and performance stock units (“PSUs”) granted under the Long-Term Incentive Plan (whether unvested or vested) will be cancelled with each RSU and PSU holder getting a cash consideration equal to the product of in the case of RSUs, the Scheme Consideration and the total number of RSUs held; and in the case of PSUs, the Scheme Consideration and the total number of PSUs held multiplied by 2.25; and all outstanding deferred share units (“DSUs”) granted under the Non-Employee Director DSU Plan will be automatically redeemed, on the Scheme implementation date when the DSU holder resigns as a Director, against a cash consideration equal to the product of the Scheme Consideration and the total number of DSUs held.

At the reporting date, management considered the implementation of the Scheme more likely than not and determined the fair values of these cash settled share-based payments as at 30 June 2025 as if the Scheme will be implemented. The Company has recorded the associated liability as non-current at 30 June 2025 on the basis that until the conditions precedent in respect of the Scheme, including shareholder approval are resolved, the Company has the right to defer the settlement of these liabilities for 12 months at 30 June 2025.